UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549


                                     FORM 8-K

                                   CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): June 20, 2006


                                  SIRICOMM, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its Charter)

         Delaware                       0-18399                 62-1386759
----------------------------          -----------           ------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                  File No.)           Identification No.)




           4710 East 32nd Street, Joplin, Missouri             64804
           ---------------------------------------           ----------
           (Address of principal executive offices)          (Zip Code)


                                 (417) 626-9961
               --------------------------------------------------
              (Registrant's telephone number, including area code)



                                       N/A
          ------------------------------------------------------------
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 8.01 Other Events
----------------------

         On March 28, 2006 SiriCOMM, Inc. issued a press release announcing that it has deployed over 450 wireless "Wi-Fi HotSpots" in high traffic locations serving the trucking industry nationwide. SiriCOMM also announced that it has completed its initla roll-out with Pilot travel Centers, LLC, Love's Travel Stops, Inc. and Petro Stopping Centers and began deployment of its HotSpots at PrePass equipped weight stations. A copy of the press release issued by SiriCOMM concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated by reference.

         The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits
-----------------------------------------------------------------------------

         (c)      Exhibits

                  99.1 Press release dated June 20, 2006 issued by SiriCOMM, Inc. concerning the deployment of over 450 wireless HotSpots.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                SIRICOMM, INC.
                                                (Registrant)


Date: June 21, 2006                             By: /s/ J. Richard Iler
                                                ------------------------------
                                                J. Richard Iler
                                                Chief Financial Officer

                                        3